American Skandia Trust
       Supplement dated July 23, 1999 to the Prospectus dated May 3, 1999

                   AST Oppenheimer Large-Cap Growth Portfolio

         Bruce L. Bartlett has replaced Robert C. Doll, Jr. as the portfolio manager for the AST Oppenheimer Large-Cap Growth Portfolio (the "Portfolio"). Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors -- OppenheimerFunds, Inc." (on page 91) is revised by deleting the second paragraph and replacing it with the following:

               Bruce L. Bartlett, CFA has been the portfolio manager responsible for management of the Portfolio since July 1999. Mr. Bartlett is a Senior Vice President and Portfolio Manager for OppenheimerFunds who joined OppenheimerFunds in June 1995. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corporation.

         In addition, the new portfolio manager for the Portfolio desires to have the flexibility to engage in certain options and forward contract transactions. Accordingly, the section of the prospectus entitled "Investment Objectives and Policies -- AST Oppenheimer Large-Cap Growth Portfolio -- Other Investments" (on page 56) is deleted and replaced with the following:

         Other Investments:

               While the Sub-advisor will invest the Portfolio's assets primarily in domestic equity securities, it also may invest in other types of securities and employ special investment techniques.  The  Portfolio  may purchase  securities  of foreign companies or governments, including those in developing countries. The Portfolio may buy and sell futures contracts, forward foreign currency contracts and put and call options on securities, currencies, futures contracts and broadly-based securities indices. The Portfolio may use these instruments to hedge the Portfolio against price fluctuations or to increase its exposure to the market, but not for speculative purposes. The Portfolio currently does not use these instruments extensively. In addition to options, futures contracts and forward contracts, the Portfolio may invest in specially designed derivative instruments for hedging purposes or to seek enhanced total return.

               The Portfolio may invest a portion of its assets in cash, cash equivalents and U.S. Government securities for liquidity purposes, but will not invest a significant portion of its assets in these instruments for temporary defensive purposes. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."